AGILEX FUNDS
                AGILEX PRINCIPAL PROTECTED TOTAL INDEX SERIES I
                     AGILEX PRINCIPAL PROTECTED LS SERIES I
                  AGILEX TOTAL INDEX PROTECTED GROWTH FUND II
                       AGILEX LS PROTECTED GROWTH FUND II
                       AGILEX TOTAL INDEX GROWTH FUND III

                     SUPPLEMENT DATED APRIL 27, 2006 TO THE
                       PROSPECTUS DATED OCTOBER 21, 2005

    On April 13, 2006, the Board of Trustees (the "Board") of AGILEX Funds (the "Trust") approved a plan to liquidate and terminate the Trust and its series (the "Funds"), upon recommendation by AGILEX Advisers LLC ("AGILEX"), the investment adviser to the Trust. Due to the Funds' inability to maintain sufficient assets to operate efficiently, AGILEX informed the Board that the Funds could not continue to conduct their business and operations in an economically viable manner. Based on these and other factors, the Board concluded that it would be in the best interests of the Trust, each Fund and their shareholders to liquidate and terminate the Trust and each Fund.

    On or about May 30, 2006 (the "Liquidation Date"), each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders who have not previously redeemed all of their shares. Once the distribution is complete, each Fund and the Trust will dissolve and their existence will terminate. In anticipation of the liquidation, AGILEX will sell each Fund's portfolio holdings in an orderly manner to convert the Fund's assets to cash. During this time, the Funds may not be pursuing their investment objectives.

    Please note that you may redeem your shares of the Fund at any time prior to the Liquidation Date.

    For more information, please contact Robert Gunville at 866-726-1700.

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